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                                                                      EXHIBIT 23



                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this Form 8-K/A No.1 dated June 30, 1997 and the incorporation by reference into the Registrant's two previously filed Registration Statements on Form S-3 (File Nos. 333-21873 and 333-29879) of our report dated July 30, 1997, on our audit of the combined historical statement of revenues and certain expenses of the Punia Acquisition Properties.





                                       COOPERS & LYBRAND L.L.P.


Chicago, Illinois
September 3, 1997



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